                                    [LETTERHEAD]



                               SUBCONTRACT AGREEMENT
                                 IN AGREEMENT WITH
                           RUTGERS, THE STATE UNIVERSITY
                                        and
                                  Phytotech, Inc.


Subcontract number:        812

Subcontractor:             Phytotech, Inc.

Address:                   1 Deer Park Drive, Suite 1
                           Monmouth Junction, NJ  08852

For: Performance of certain work and services in connection with Rutgers account number: 4-23368

Project Sponsor:           New Jersey Department of Environmental Protection

Project Title:             Phytoextraction of Heavy Metals From Contaminated
                           Soil

Rutgers Project Director/  Dr. Ilya Raskin
Principal Investigator:

Department:                Center for Agricultural Molecular Biology

Type of Contract:          Cost Reimbursement

Period of Performance:     June 1, 1996 to April 30, 1997

Maximum Allowable Price:   $52,541

Issued by:                 Rutgers, The State University
                           Office of Research and Sponsored Programs
                           PO Box 1179 - ASB Annex II, Busch Campus
                           Piscataway, New Jersey 08855-1179

Invoice to:                Rutgers, The State University
                           Center for Agricultural Molecular Biology
                           Foran Hall
                           Dudley Road
                           PO Box 231
                           New Brunswick, NJ 08903-0231

                                 TABLE OF CONTENTS


ITEM                                                                      PAGE
-------------------------------------------------------------------       ----

PREAMBLE                                                                    3

TERMS AND CONDITIONS

          ARTICLE 1   SCOPE OF WORK                                         3

          ARTICLE 2   KEY PERSONNEL                                         3

          ARTICLE 3   PERIOD OF PERFORMANCE                                 3

          ARTICLE 4   COMPENSATION AND METHOD OF PAYMENT                    3

          ARTICLE 5   REPORTING REQUIREMENTS                                4

          ARTICLE 6   AUDIT                                                 4

          ARTICLE 7   EQUIPMENT                                             5

          ARTICLE 8   RIGHTS IN DATA AND COPYRIGHTS                         5

          ARTICLE 9   TERMINATION                                           5

          ARTICLE 10  PROVISIONS OF PRIME AGREEMENT                         6

          ARTICLE 11  PUBLICITY                                             6

          ARTICLE 12  DISPUTES                                              6

          ARTICLE 13  PHS ATTESTATION                                       6

          ARTICLE 14  DEBARMENT AND SUSPENSION                              6

          ARTICLE 15  EQUAL OPPORTUNITY/AFFIRMATIVE ACTION                  7

          ARTICLE 16  INDEMNIFICATION                                       7

          ARTICLE 17  ASSIGNMENT                                            7

          ARTICLE 18  ENTIRE AGREEMENT                                      7

          ARTICLE 19  SITUS                                                 8

          EXHIBIT A   STATEMENT OF WORK

          EXHIBIT B   BUDGET

          EXHIBIT C   SUBCONTRACTOR CERTIFICATION


                                         2